SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 23, 2001

TriQuint Semiconductor, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-22660	95-3654013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 N.E. Brookwood Parkway, Hillsboro, Oregon 97124
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (503) 615-9000

Not applicable
(Former name or former address, if changed since last report)

ITEM 5. Other Events

    On May 23, 2001, TriQuint Semiconductor, Inc. ("TriQuint") held a mid-quarter conference call to provide an update to investors and analysts about recent events related to TriQuint.

    A copy of the transcript of the conference call is attached hereto as Exhibit 99.1. Such Exhibit is incorporated by reference into this Item 5 and the foregoing description is qualified in its entirety by reference to such Exhibits.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

  (c)
  Exhibits.

Exhibit No.	Description
99.1	Transcript of conference call held on May 23, 2001.

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SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIQUINT SEMICONDUCTOR, INC.
Dated: May 30, 2001	By:	/s/ EDSON H. WHITEHURST, JR. Edson H. Whitehurst, Jr. Chief Financial Officer, Treasurer and Secretary

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